Proxy Statement Pursuant to Section
                    14(a) of the
                    Securities Exchange
                    Act of 1934
Filed by the Registrant [  ]
Filed by a party other than the
Registrant [X]

Check the appropriate box:



[ ] Preliminary proxy statement
[X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-
11(c)
or
Rule 14a-12



     Smith Barney Precious Metals and Minerals
      Fund Inc. (Name of Registrant as
      Specified in its Charter)

               Caren Cunningham
     Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] $125 per Exchange Act Rules 0-
11(c)(1)(ii), 14a 6(i)(1), or 14a-6(i)(2).
[   ] $500 per each party to the controversy
pursuant
to
Exchange Act Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange
Act
Rules
14a6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:


   (2) Aggregate number of securities to which
transactions applies:
   (3) Per unit price or other underlying value
of transaction computed pursuant to Exchange Act
Rule 0 11:1
    (4) Proposed maximum aggregate value of
    transaction: [   ] Check box if any part of
    the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
  (2) Form, schedule or registration statement
                      no.:
     (3) Filing party:
     (4) Date filed:



1 Set forth the amount on which the
filing fee
is calculated and state how it was
determined.
SMITH BARNEY MUTUAL FUNDS


November 6, 1995

Dear Valued Shareholder:

An Important Notice About the Smith Barney
Precious Metals and Minerals Fund Inc.

We would like to inform you of two proposals that have recently been reviewed and unanimously endorsed by the Board of Directors concerning the Smith Barney
Precious Metals and Minerals Fund Inc.

First, the Board has proposed that the Fund
enter into a new management agreement with
Smith Barney Mutual Funds Management
Inc.   ("SBMFM")in place of the Fund's
existing investment advisory, subinvestment advisory and administration agreements.
Currently, the Fund has separate agreements with Smith Barney Strategy Advisers Inc.,
Lehman Brothers Global Asset Management
Limited, and SBMFM, respectively.

At the time of the Fund's inception, Lehman
Brothers Global Asset Management Limited was the Fund's investment adviser and was an integral part of Shearson Lehman Brothers
Inc. ("Shearson Lehman").  However, since
Lehman Brothers separated from Shearson
Lehman in July, 1993, the Fund has become an integral part of the Smith Barney Mutual
Fund family and as such, we believe the Fund would benefit by being advised by Smith
Barney's asset management team.

It is important to note that, if the
proposed agreement is approved, SBMFM would provide all necessary investment advisory and administration services to the Fund at a single fee which is significantly less than the aggregate fees incurred under the current agreements.

Second, the Board has proposed that the
Fund's investment objective be broadened to permit investments in natural resource companies. These are companies that own or process natural resources such as precious metals, other minerals, water, timberland, etc., or sources of energy such as oil, natural gas, coal, uranium, etc. Currently, the Fund is restricted to investments in precious metal and mineral securities, gold and gold bullion. While these investments usually do well in weak securities markets, they often underperform during stock market rallies. Therefore, while we would continue to invest a significant percentage of the Fund's assets in gold and other precious metals, expanding the
Fund's investment objective to permit
investments in natural resources would
present considerable opportunities. By
broadening the sectors in which it can
invest, the Board believes the Fund should be able to diversify its risks to a greater extent and offer better overall performance.
If the change in the Fund's investment
objective is approved, the name of the Fund will be changed to the "Smith Barney Natural
Resources Fund Inc." and it is anticipated that the Fund will be reclassified as a "natural resources" fund rather than as a "gold oriented" fund by Lipper Analytical
Services, Inc., or similar independent
entities that monitor the mutual fund
industry.
A Special Meeting of Shareholders will be held on December 18, 1995 to consider these proposals. We strongly urge you to participate by reviewing, completing and returning your proxy by December 17, 1995 in the postage-paid envelope provided. For more details about the proposed transaction, please refer to the enclosed proxy statement. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposals.
We thank you for your timely participation and look forward to serving your investment needs with Smith Barney Mutual Funds. If you have any questions, please call your Financial Consultant who will be pleased to assist you. Sincerely,



Heath B. McLendon
Chairman of the Board

                    SMITH BARNEY PRECIOUS METALS
                    AND MINERALS FUND INC. 388
                    Greenwich Street
               New York, New York 10013
         NOTICE OF A SPECIAL MEETING OF
               SHAREHOLDERS To Be Held on
               December 18, 1995
To the Shareholders of:
SMITH BARNEY PRECIOUS METALS AND MINERALS FUND
INC.:
      Notice  is  hereby  given that a  Special
Meeting of Shareholders  of Smith Barney
Precious Metals  and Minerals Fund  Inc. (the
"Fund") will be held at the offices  of  the
Fund,  388 Greenwich Street, 22nd Floor, New
York, New  York 10013, at 9:30 p.m. on Monday,
December 18, 1995 for the following purposes:
     1.   To   approve   or  disapprove  a  new
management
          agreement between the Fund and Smith
          Barney Mutual Funds  Management Inc.
          ("SBMFM") in place of  the Fund's
          existing   investment advisory,
          subinvestment  advisory and
          administration agreements (Proposal
          1);
          and
     2.   To  approve or disapprove a proposal
to
amend
the
          investment  objective  of  the  Fund
          to permit investments in natural
          resources securities (Proposal 2);
          and

     3.   To  transact  such other business as
may
properly
          come   before   the   Special
Meeting or any
          adjournment(s) thereof.

   The Board of Directors has fixed the close of business on September 27, 1995 as the record date for the determination of shareholders of the Fund entitled to vote at the Special Meeting.

                                    By Order of
the Board of Directors,
                                   Christina T.
                                   Sydor
                                   Secretary
November 6, 1995
      SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND
THE SPECIAL MEETING ARE REQUESTED TO COMPLETE,
SIGN, DATE AND RETURN THE ACCOMPANYING  PROXY
CARD  IN THE ENCLOSED ENVELOPE,  WHICH NEEDS
NO POSTAGE IF MAILED  IN  THE UNITED
STATES.
INSTRUCTIONS FOR THE PROPER EXECUTION OF THE
PROXY CARD  ARE SET FORTH  ON THE  INSIDE COVER
OF THIS NOTICE.  IT IS IMPORTANT THAT THE
PROXIES BE RETURNED PROMPTLY.
           INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy
cards may be of assistance to you and avoid the
added time and expense to  the Fund involved in
validating your vote if you fail to sign your
proxy card properly.
     1.   Individual  Accounts:   Sign your name
exactly
as
          it appears in the registration on the
proxy card.
     2.   Joint  Accounts:   Either party may
sign,
but
the
          name  of  the party signing should
          conform exactly to the name shown in
          the registration on the proxy card.
     3.   All   Other  Accounts:    The
capacity
of
the
          individual  signing  the  proxy  card
          should be indicated  unless it is
          reflected in the form  of
          registration. For example:
Registration                  Valid Signature
Corporate Accounts
(1)          ABC        Corp. ABC Corp.
 .............................
 .............
(2)          ABC        Corp. John Doe,
Treasurer
 .............................
 .............
(3)   ABC Corp.
       c/o John Doe, Treasurer John Doe
 ................
(4)      ABC   Corp.   Profit John Doe, Trustee
Sharing Plan ...........
Trust Accounts
(1)          ABC        Trust Jane B.
Doe,
Trustee
 .............................
 .............
(2)   Jane B. Doe, Trustee
          u/t/d      12/28/78 Jane B.
Doe
 .............................
 ..
Custodial or Estate Accounts
(1)   John B. Smith, Cust.
    f/b/o John B. Smith, Jr. John B. Smith
UGMA ....
(2)     Estate  of  John   B. John B. Smith,
Jr.,
Executor
Smith.......................



   SMITH BARNEY PRECIOUS METALS AND MINERALS
                    FUND INC. 388 Greenwich
                  Street New York, New York
                  10013 SPECIAL
               MEETING OF SHAREHOLDERS To Be
               Held on December 18, 1995
                PROXY STATEMENT
  This Proxy Statement is being solicited by
the Board of Directors (the "Board") of Smith
Barney Precious Metals and Minerals Fund Inc.
(the "Fund") for use at a special meeting of
shareholders (the "Meeting") to be held on
December  18, 1995  or  any adjournment  or
adjournments thereof.  The
Meeting will be held at 388 Greenwich Street,
New York, New York  at the time specified in
the Notice of Special Meeting of  Shareholders
and proxy card that accompany this  Proxy
Statement. Proxy solicitations will be made
primarily  by mail,  but proxy solicitations
may be made by telephone, telegraph  or
personal interviews conducted by officers  and
employees of: the Fund; Smith Barney Inc.
("Smith Barney"),
the  distributor of shares of the Fund;  Smith
Barney Mutual Funds  Management Inc. ("SBMFM"),
the administrator of  the Fund;   and/or  The
Shareholder Services  Group, Inc.("TSSG"),  a
subsidiary  of  First Data Corporation  and
the transfer  agent of the Fund.   The costs
of the  proxy
solicitation and expenses incurred in
connection with     the preparation of this
Proxy Statement and
its
enclosures  will be paid  by the Fund. A copy
of the Fund's current annual and  semi-annual
reports are available  upon  request  and
without  charge by writing to the Fund at the
address  set forth above or by calling toll-
free 1-800-224-7523.
    The  Fund  currently issues four classes of
shares of beneficial interest ("Shares"), but
for the purposes of the matters to be
considered at the Meeting, all Shares will  be
voted  as  a single class.  Each Share is
entitled  to  one vote,  and any fractional
Share is entitled to a fractional vote. If  the
enclosed  proxy is properly executed  and
returned  in  time to be voted at the Meeting,
the Shares represented thereby will be
voted in accordance  with  the instructions
marked thereon. Unless instructions  to  the
contrary are marked on the proxy,  it will  be
voted  FOR matters listed in the accompanying
Notice of Special Meeting of Shareholders.  Any
shareholder who has given a proxy has the
right  to  revoke it at any time prior to its
exercise either by attending the Meeting and
voting his or her Shares in person or by
submitting a letter of revocation or a
laterdated proxy to the Fund at the above
address prior  to the date  of  the Meeting.
For purposes  of determining  the presence of
a quorum  for transacting  business  at  the
Meeting, abstentions and broker "non-votes"
(i.e., proxies from brokers or nominees
indicating that such persons  have not received
instructions from the beneficial owner or other
persons entitled to vote Shares on a particular
matter  with respect to  which the brokers or
nominees  do  not have discretionary power)
will be treated as  Shares which  are present
but  which have not been voted. For this
reason, abstentions and broker "nonvotes" will
have the effect of a "no"  vote for purposes of
obtaining the requisite  approval of a
proposal.
   In  the  event  that a quorum is not
present at the Meeting,  or  in  the  event
that a quorum is present but sufficient votes
to approve the proposals are not received, the
persons  named as proxies may propose one  or
more adjournments of the Meeting to permit
further  solicitation of  proxies.  In
determining whether to adjourn the Meeting, the
following factors may be considered:  the
nature of the proposals   that are  the subject
of  the Meeting, the percentage  of  votes
actually cast,  the percentage of negative
votes  actually cast, the nature of  any
further solicitation and                the
information  to  be   provided   to
shareholders   with   respect  to  the
reasons for the
solicitation.  Any adjournment will require the
affirmative vote  of  a  majority  of those
Shares represented  at  the Meeting  in person
or by proxy. A shareholder vote  may  be taken
on  a proposal prior to any adjournment if
sufficient votes  have been  received
for approval of  that  proposal. Under  the
Fund's By laws, a quorum is  constituted by
the presence  in person or by proxy of the
holders of a majority of  the outstanding
Shares of the Fund entitled to vote  at the
Meeting.
The Board has fixed the close of business on
September 27,  1995  as  the  record  date
("Record Date") for  the determination of
shareholders of the Fund entitled to notice
of  and  to  vote  at  the  Meeting.  On  the
Record
Date, 3,406,966.072  Shares of the Fund were
outstanding. As  of the Record Date, to the
knowledge of the Fund and the Board, no  single
shareholder or "group" (as that term is  used
in Section  13(d)  of the        Securities
Exchange Act  of  1934) beneficially
owned more than 5% of the outstanding Shares of the Fund.
 As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding Shares of any class of the Fund.

As of the Record Date, no shares of Smith Barney or its ultimate parent corporation, Travelers Group
Inc., were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act ")).

  In  order that your Shares may be represented
                       at
the Meeting,  you are requested to:

     --   indicate your instructions on the
enclosed
proxy
card;

     --  date and sign the proxy card;
    --   mail  the  proxy  card promptly  in
the
enclosed envelope, which requires no postage if mailed in the United States;

     -- allow sufficient time for the proxy card to be received on or before 5:00
      p.m., December 15, 1995

   As a corporation formed under the laws of the
State of Maryland,   the  Fund  is  not
required to hold annual shareholder  meetings
but  may hold special meetings  as required  or
deemed desirable. As indicated  above,
the
Meeting  is  being  called to approve or
disapprove a   new investment  advisory
agreement and to amend
the
investment objective of the Fund.

The Board recommends an affirmative vote on
Proposals 1    and 2.
PROPOSAL 1:TO  APPROVE  OR  DISAPPROVE A  SINGLE
           MANAGEMENT AGREEMENT  BETWEEN  SMITH
           BARNEY
MUTUAL   FUNDS MANAGEMENT  INC. AND THE FUND, IN
PLACE  OF  THE FUND'S   CURRENT ADVISORY, SUB
ADVISORY
           AND
           ADMINISTRATION AGREEMENTS.
      For  the  reasons described below under
the caption, "Evaluation by the Board and
Reasons for
   Proposal 1,"      the Board   has
determined, subject  to approval   by
the
shareholders of the Fund, to enter into a
single management agreement  (the "Proposed
Agreement") between the  Fund  and SBMFM  in
place of the Fund's current investment
advisory, subinvestment advisory and
administration agreements
(collectively,   the "Current Agreements").
Under the
Proposed Agreement, the Fund would pay a
single fee at the annual rate of 0.75% of the
Fund's average daily net assets. Under the
Current Agreements, the
Fund pays fees
totaling an aggregate  annual rate of 0.95% of
the Fund's average  daily net  assets.
Accordingly, under the Proposed Agreement  the
Fund  would pay 0.20% less per annum for the
same  level  of services.
   If  approved  by shareholders, the Proposed
Agreement would  commence on December 18, 1995,
and continue initially for  a  two-year period.
Thereafter, the Proposed Agreement would
automatically continue for successive annual
periods, provided  such continuance is approved
at least annually  by (a)  a majority of the
Board members who are not "interested persons"
of the Fund and (b) a majority of the full Board
or a majority of the outstanding voting
securities of the Fund, as defined in the 1940
Act.
The Current Investment Adviser, Sub-Investment
Adviser and Administrator
   The Fund is currently advised by Smith Barney
Strategy Advisers  Inc. ("SBSA"), pursuant to an
investment advisory agreement  dated  June  20,
1994 (the  "Current Advisory
Agreement").   SBSA,  located at 388 Greenwich
Street, New York,  New  York   10013,  is a
wholly owned subsidiary  of Smith Barney
Holdings Inc. ("Holdings"). Holdings, in turn,
is  a  wholly owned subsidiary  of Travelers
Group  Inc. ("Travelers"), a  diversified
financial  services holding company engaged,
through its subsidiaries in four        business
segments:   Investment Services,
Consumer Finance Services, Life  Insurance
Services and Property &  Casualty Insurance
Services. SBSA, through predecessor entities,
has  been  in the investment counseling business
since  1968  and is  a registered investment
adviser.   SBSA renders investment advice to
investment companies that had aggregate assets under management as of August 31, 1995 in excess of $3.1 billion.

      Subject to the supervision and direction of the Fund's Board of Directors, SBSA manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies. For investment services rendered pursuant to the Current Advisory Agreement, the Fund pays SBSA a monthly fee at the annual rate of 0.75% of the value of the Fund's average daily net assets. During the period from November 31, 1993 until
June 20, 1994, the Fund paid LBGAM, the Fund's previous investment adviser, $376,967 in investment advisory fees. For the period from June 21, 1994 through October 31,
1994, the Fund paid SBSA $216,106 in investment advisory fees. In addition, the
Fund pays the travel and outof-pocket expenses incurred by SBSA personnel to attend meetings of the Fund's Board of Directors.
   The name, address, position with SBSA and principal occupation of each executive officer and director of SBSA are set forth below in the following table.


Name and Address*   Position with SBSA
Principal

Occupation Heath B. Chairman of the     Managing
Director
McLendon**          Board of Directors  of Smith
Barney
                    and President       Inc.
Chairman
of
                                        the
                                        Board of
                                        the
                                        Smith
                                        Barney
                                        Mutual
                                        Funds.
Lewis E. Daidone**  Director and        Managing
Director
                    Senior Vice         of Smith
Barney
                    President           Inc.
Senior
Vice
                                        Presiden
                                        t and
                                        Chief
                                        Financia
                                        l
                                        Officer
                                        of the
                                        Smith
                                        Barney
                                        Mutual
                                        Funds.
Michael J. Day      Treasurer           Managing
Director
                                        of Smith
Barney    Inc.     Christina T. Secretary
Managing
Director
Sydor**                                 of Smith
Barney
                                        Inc.
                                        Secretar
                                        y of the
                                        Smith
                                        Barney
                                        Mutual
                                        Funds.
___________________________
*   The business address of each person listed
above is 388 Greenwich Street,  New York, New
York 10013. **  Also an officer of the Fund.

       Lehman   Brothers  Global  Asset
Management Limited ("LBGAM")  currently  serves
as the  Fund's subinvestment adviser  pursuant
to  a subinvestment advisory  agreement dated
June 23, 1994 (the "Current  Sub-Advisory
Agreement"). LBGAM is  an investment  adviser
registered under the Investment Advisers Act of
1940, as amended, and is a whollyowned
subsidiary of  Lehman Brothers Holdings Plc.,
which is in turn a wholly-owned
subsidiary of Lehman Brothers U.K. Holdings
(Delaware) Inc., a  wholly owned  subsidiary of
Lehman Brothers Holdings Inc. ("Lehman
Brothers"). Prior to May 31, 1994, LBGAM was an
indirect subsidiary  of  American Express
Company through American Express  Company's
ownership of a majority of  the  voting stock
of Lehman Brothers. LBGAM is  located  at   Two
Broadgate, London,  EC2M 7HA,
United  Kingdom  and Lehman Brothers  is
located at 3   World Financial  Center, 200
Vesey Street, New York, New York 10285.  LBGAM
renders investment advice to investment
companies with total  assets under management,
as of August 31, 1995, in excess of $  3.2
billion.   Pursuant to the Current Sub-Advisory
Agreement, LBGAM receives a fee from SBSA paid monthly at the annual rate of 0.375% of the value of the Fund's average daily net assets.
In addition, the Fund pays the travel and out ofpocket expenses incurred by LBGAM personnel to attend meetings of the Fund's Board of Directors. During the fiscal year ended
October 31, 1994, SBSA paid LBGAM $108,058 in subadvisory fees.
     The name, address, position with LBGAM and principal occupation of each executive officer and director of LBGAM are set forth in the following table.

Name                          Position      with
Global
                              Management and
                              Principal
                              Occupation

Peter Barbieri                Director   of
LBGAM;
Senior
                              Vice   President
                              and Chief
                              Financial Officer
of   the Financial  Services Division and  Asset
Management Division

Pauline Barrett               Director  and
Chief
Investment
                              Officer of LBGAM
Philip Howard                 Director of LBGAM
Laura Panayotou               Company  Secretary
and
Chief
                              Administrative
Officer of
                              LBGAM
Aisling O'Duffy*              Portfolio
Manager;
Investment
                              Manager of LBGAM
_______________________
*  Also an officer of the Fund.


      The  principal  business address  of
Lehman Brothers Holdings Plc., Lehman Brothers
U.K. Holdings Limited and Mr. Howard  is  One
Broadgate, London, EC2M 7HA  England.   The
principal business address of
Global Management, Ms. Barrett and Ms. Panayotou
is Two Broadgate, London EC2M 7HA England. The
principal address  of Lehman  Brothers  U.K.
Holdings (Delaware) Inc.,  Lehman  and  Mr.
Barbieri  is  3 World Financial Center,  200
Vesey Street,  New  York, New York 10285.
   SBMFM  currently serves as the Fund's
administrator and oversees  all aspects of the
Fund's administration pursuant to  an
administration agreement dated April 20, 1994
(the "Current Administration Agreement"). SBMFM,
located
at  388 Greenwich  Street, New York, New York
10013, is  also  a wholly-owned  subsidiary of
Holdings. For  administration services
rendered   under              the   Current
Administration
Agreement,  the Fund pays SBMFM a monthly fee
at the annual rate  of            0.20% of the
value of the
Fund's average daily  net
assets.  In  addition, the Fund pays the travel
and out ofpocket  expenses  incurred  by  SBMFM
personnel to attend meetings  of the Fund's
Board of Directors. For
the  fiscal year  ended  October  31, 1994, the
Fund paid  The  Boston Company  Advisors, its
previous administrator, and SBMFM  an aggregate
administration fee of $158,152.
Brokerage Arrangements
      In  selecting brokers or dealers to
execute portfolio transactions on behalf of the
Fund, SBSA and LBGAM seek  the best overall
terms available. In assessing the best overall
terms available for any transaction, SBSA and
LBGAM consider the factors they deem relevant,
including the breadth of the market  in the
security, the price of  the  security,  the
financial condition and execution capability of
the broker or dealer and the reasonableness of
the commission, if any, for the specific
transaction and on a continuing basis. In
addition,  the Current Advisory and Sub-Advisory
Agreements authorize SBSA and LBGAM,
respectively, in selecting brokers or  dealers
to  execute  a particular transaction  and  in
evaluating the best overall terms available, to
consider the brokerage and research services (as
those terms are  defined in Section  28(e) of
the Securities Exchange Act  of 1934) provided
to the Fund and/or other accounts over which
SBSA, LBGAM or  their
affiliates exercise investment  discretion. The
Fund's Board of Directors periodically  reviews
the commissions paid by the Fund to determine if
the commissions paid  over representative
periods of time are reasonable  in relation  to
the benefits inuring to the  Fund.
It  is possible
that  certain  of  the  services  received
will primarily benefit one or more    other
accounts for which SBSA, LBGAM or  their
affiliates   exercise  investment   discretion.
Conversely,  the  Fund  may be the  primary
beneficiary of services  received  as  a  result
of portfolio transactions effected  for  other
accounts. The fees under  the  Current Advisory
and  SubAdvisory Agreements are  not  reduced
by reason  of the receipt by SBSA and LBGAM of
such brokerage
and research services.
    During  the fiscal year ended October 31,
1994, the Fund paid $287,617 in brokerage
commissions, of which $2,800 was  paid  to Smith
Barney . For the 1994 fiscal year, Smith Barney
received 1.0% of the brokerage  commissions paid
by the Fund and effected  0.004% of  the total
dollar amount of transactions for  the  Fund
involving the payment of brokerage commissions.
The Proposed Manager
 It  is  proposed that the Fund terminate each
of the Current Agreements, and in lieu thereof,
enter into a single agreement  with SBMFM.
Under the Proposed Agreement,  SBMFM would
provide  all necessary investment   advisory
and administration services to the
Fund at a single fee which is significantly less than the aggregate fees incurred under the Current Advisory, Sub-Advisory and
Administration Agreements. SBMFM, through predecessor entities, has been in the investment counseling business since 1934 and is a registered investment adviser.
   The name, address, position with SBMFM and principal occupation of each executive officer and director of SBMFM are set forth in the following table.

Name                Position with SBMFM
Principal

Occupation Jessica Bibliowicz* Chief Executive
Executive
Vice
                    Officer
President
of
Smith
                                         Barney
Inc. A. George Saks*
Director
Executive
Vice
                                         Preside
                                         nt ,
                                         Secreta
                                         ry and
                                         Chief
                                         Legal
                                         Officer
                                         of
                                         Smith
                                         Barney
                                         Inc.
Bruce D. Sargent*   Director and Vice
Managing
Director
                    President            of
Smith
Barney
                                         Inc.
                                         Directo
                                         r of
                                         Capital
                                         Managem
                                         en t
                                         Divisio
                                         n of
                                         Smith
                                         Barney
                                         Inc.

Lewis E. Daidone*   Director
Managing
Director
                                         of
                                         Smith
                                         Barney
                                         Inc.
                                         Chief
                                         Financi
                                         al
                                         Officer
                                         of
                                         the
                                         Smith
                                         Barney
                                         Mutual
                                         Funds.
Heath B. McLendon*  President
Managing
Director
                                         of
                                         Smith
                                         Barney
                                         Inc.
                                         Chairma
                                         n of
                                         the
                                         Board
                                         of the
                                         Smith
                                         Barney
                                         Mutual
                                         Funds.

Michael J. Day*     Treasurer
Managing
Director
                                         of
                                         Smith
                                         Barney
                                         Inc.
Christina T. Sydor* General Counsel and
                    Managing Director Secretary
                    of Smith
                     Barney
                                         Inc.
                                         Secreta
                                         ry of
                                         the
                                         Smith
                                         Barney
                                         Mutual
                                         Funds.

John G. Goode**     Portfolio Manager
President
and
Chief
                                         Executi
                                         ve
                                         Officer
                                         of
                                         Davis
                                         Skaggs
                                         Investm
                                         en t
                                         Managem
                                         en t
                                         Divisi
                                         on of
                                         SBMFM.
*  The business address of the officers listed
above is
388 Greenwich Street, New York, New York 10013.
**  John  G. Goode's business address is 1
Sansome Streeet, San Francisco, California
94104.
 Also an officer of the Fund.


Current Investment Advisory Agreement with SBSA

 SBSA currently serves as investment adviser to
the Fund pursuant  to the Current Advisory
Agreement which was  last submitted to a vote of
shareholders of the Fund on June  15, 1994  in
connection  with terminating  the then  existing
investment  advisory agreement with LBGAM and
approving  the Current Agreement with SBSA (at
the same time, the  Current SubAdvisory
Agreement with LBGAM was approved). Under the
Current Advisory Agreement's terms, SBSA,
subject to the supervision  of the Fund's Board
of Directors, manages  the Fund's investments
in accordance  with  the
investment
objectives and policies stated in the Fund's
Prospectus and Statement  of  Additional
Information. As adviser, SBSA supervises  the
sub investment advisory services currently
rendered by LBGAM, evaluates and makes final
determinations with respect to  investment
strategies for  the Fund and provides the Fund
with the benefits of research capabilities of
the  Smith Barney organization and  provides
executive management for  the  Fund. SBSA
receives a fee  that  is computed daily and paid
monthly at the annual rate of  0.75% of the
value of the Fund's average daily net assets.
   Under the terms of the Current Advisory
Agreement, SBSA bears  all  expenses  in
connection with  its
performance, including the sub-investment
advisory fee payable  to  LBGAM under  the
Current Sub Advisory Agreement.  Other  expenses
incurred in the operation of the Fund are borne
by the Fund, including:  taxes, interest,
brokerage fees and commissions, if  any;
distribution and shareholder service fees;  fees
of the Board   members  who are not  officers,
directors, shareholders, or employees of Smith
Barney, or  any  of its affiliates; SEC fees and
state blue sky qualification fees; charges of
custodian and transfer and dividend disbursing
agents;  certain insurance premiums; outside
auditing  and legal expenses;  costs of
investor services  (including allocable
telephone and personnel expenses); costs of
preparation  and printing of
prospectuses and statements  of additional
information for  regulatory  purposes  and  for
distribution  to shareholders;  costs  of
preparation and printing   of shareholders'
reports;  costs incurred   in connection with
meetings of the shareholders of the Fund and of
the officers  or  the Board  of  the  Fund;  and
any extraordinary expenses.
Current Sub-Investment Advisory Agreement with
     LBGAM LBGAM currently serves as sub
     investment adviser to
the Fund  pursuant  to the Current Sub-Advisory
Agreement which was last submitted to a vote of
shareholders of the Fund  on June  23, 1994 in
connection with  terminating the  then existing
investment  advisory  agreement  with
LBGAM and approving the Current Advisory
Agreement with SBSA.
        Under  the  Current  Sub-Advisory
       Agreement,
LBGAM, subject  to  the  supervision  of  the
Board and SBSA  as investment adviser, makes
investment decisions for the Fund, places
purchase   and sale orders  for the  portfolio
transactions and provides analytical and research services to the Fund. Pursuant to the Current Sub Advisory Agreement, SBSA pays LBGAM a sub investment advisory fee of 0.375% of the value of the Fund's average daily net assets.

Proposed Management Agreement with SBMFM

A copy of the form of the Proposed Agreement is set forth as Appendix A to this Proxy Statement.
Under the terms of the Proposed Agreement, SBMFM, subject to the supervision and approval of the Board, would provide the Fund with all the services rendered under the Current Advisory and SubAdvisory Agreements, as well as continuing to provide the services it presently provides under the Administration Agreement. Pursuant to the Proposed Agreement, SBMFM would receive a management fee of 0.75% of the value of the Fund's average daily net assets, a decrease of 0.20% from the aggregate  fee of 0.95% that the Fund pays
        under the Current Agreements.
  Under the terms of the Proposed Agreement, SBMFM would bear all expenses in connection with its performance. The same operational expenses borne by the Fund pursuant to the Current
Advisory Agreement would continue to be borne by the Fund.See "Current Investment Advisory
Agreement with SBSA."

 If  in  any fiscal year the aggregate expenses
of the Fund (including fees pursuant to the
Proposed Agreement  but excluding  interest,
taxes, brokerage and, if  permitted  by state
securities commissions, extraordinary expenses)
exceed the expense limitation of any state having
jurisdiction over the Fund, SBMFM will reduce its
management fee to the Fund  to the extent
required by state law. This expense
reimbursement, if any, will be estimated,
reconciled and paid on a monthly basis.
  The Proposed Agreement would remain in effect
pursuant to  its terms for an initial term of two
years from its date of execution and thereafter
for successive periods if and so long  as  such
continuance is specifically approved annually by
(a) the Fund's Board or (b) a vote of a
"majority" (as that  term is defined in the
   1940 Act    ) of the Fund's outstanding voting
securities,  provided that  in either  event
the continuance is also approved
by a majority of the Board who are not
"interested persons" (as defined in the 1940 Act)
of any party to the Proposed Agreement by vote
cast in person at a    meeting  called for the
purpose of voting  on
such approval.  The  Proposed  Agreement is
terminable, without penalty,  on  60 days'
written notice, by the Board  of  the Fund  or
by  a vote of holders of a majority of the
Fund's shares, or upon 90 days' written notice
by  SBMFM.  The Proposed Agreement would
terminate  automatically in  the event of its
assignment (as defined in the 1940 Act and  the
rules thereunder).
Evaluation by the Board and Reasons for Proposal
   1 On  September 26, 1995, the Board of
   Directors of
the Fund  met  in person at a meeting called for
the purpose  of considering, among other things,
the Proposed Agreement with SBMFM.   The
Directors also considered, at  that   time,
continuation  of the Fund's Current Advisory,
SubAdvisory and Administration  Agreements as
well as  other possible alternatives.   After
careful deliberation, the  Board
of Directors  of the Fund determined to terminate
each of  the Fund's  Current Agreements and to
enter
into the  Proposed Agreement subject to the
approval of shareholders.    In  so doing, the
Board evaluated a
variety of factors.

    First, it considered the fact that at the
time of the Fund's   inception,  LBGAM  (then
acting  as the Fund's investment adviser) had
been an integral part of the  asset management
structure  of Shearson Lehman Brothers,  Inc.
("Shearson Lehman")   and that  this
relationship was fundamentally altered upon the
separation of the asset management business from
Shearson Lehman in
July, 1993, when a substanial portion of such
business and certain other assets were acquired
by Smith Barney.  Prior to that time,  Heath B.
McLendon,  the Fund's chief
executive  officer,  was  in close  contact
with the LBGAM management team  and,  as  an
officer of Shearson Lehman, was able to
participate actively in decisions regarding  its
management  and investment philosophies.
Currently, Shearson Lehman (now Lehman  Brothers
Inc.) isa completely  separate company and Mr.
McLendon no
longer has unrestricted  access to LBGAM.  The
Board noted that this would  not  be  the case,
however, if SBMFM were appointed manager of the
Fund as  Mr. McLendon is Preident of SBMFM,
which  is a wholly owned subsidiary of Holdings,
the parent company of Smith Barney, of which
Mr. McLendon is a managing director.
   The  Board  also recognized the fact that,
currently, most  Shares  of  the  Fund are sold
under an arrangement pursuant  to  which  the
Fund's distributor, Smith  Barney, advances the
cost of distribution and seeks to recover  that
cost through a combination of contingent
deferred sales charges
and distribution  fees  paid  under  a  plan
of
distribution adopted pursuant to Rule 12b-1
under the 1940 Act.   Smith Barney informed the
Board that this method  of distribution, while
frequently preferred by investors, was expensive
to the distributor on a current basis and a
distributor would rarely agree to offer its
services under these circumstances to  a  fund
which  it or its affiliates did  not  serve  as
investment adviser.  Prior to July 30, 1993,
Shearson Lehman served as the Fund's distributor
and LBGAM, its affiliate at the  time, served as
the Fund's investment adviser.     As  of
that  date,   however,  the retail brokerage and
investment advisory  businesses (other than
LBGAM) of Shearson  Lehman were transferred to
Smith Barney (known at the time as Smith Barney,
Harris Upham & Co. Incorporated) and  Smith
Barney was selected by  the  Board  to  serve
as   the Fund's distributor.  Smith Barney is
not affiliated with LBGAM.

The   Board    took  particular  note that
the
compensation  payable to SBMFM under the
Proposed Agreement would be significantly less
than that paid under the Current Agreements.
For the fiscal year ended October 31, 1994, the
Fund paid $67,639 in the aggregate pursuant to
the Current Agreements.   For the  same
services under  the Proposed Agreement, the Fund
would have paid only $53,434 during  the period.
     The Board of Directors also reviewed
various materials regarding SBMFM and LBGAM
which described, among other matters,  their
respective affiliates, senior  personnel,
portfolio managers, analysts, economists and
others, as well as  their methods of operation
and financial conditions.  As part of its
analysis, the Board carefully evaluated (i)  the
quality of  services  SBMFM has provided to  the
Fund as administrator  and is expected to
provide as its investment adviser, (ii) the
performance of the Fund since commencement of
operations,  (iii) the proposed change in  the
Fund's investment objective (see Proposal  2
below)   and the experience of the Davis Skaggs
Division of SBMFM,   (iv)  the   history,
reputation, qualification  and  background of
SBMFM, as well as the qualifications  of  its
personnel and
financial condition, (v)  the  investment
performance record of the Davis  Skaggs Division
of SBMFM, and (vi) other factors  deemed  by
the Board to be relevant.
    SBMFM  has  advised  the Board of  Directors
that it expects  there would be no dilution in
the scope and quality of advisory and
administration services provided
to the Fund under the Proposed Agreement.  For
the reasons stated above, the  Board of
Directors believes that the Fund would receive
investment advisory and administration services
under  the Proposed Agreement equal or superior
to  those the Fund currently receives  under the
Current Agreements, at  a significantly lower
aggregate annual fee.
      After carefully evaluating the foregoing
materials and factors,  and  after  meeting  in
executive session with independent  counsel, the
Directors who were not "interested persons" of
the Fund (the "Independent Directors") approved,
and then the  Board as  a         whole
approved, subject
to shareholder
approval,  the
Proposed  Agreement  with  SBMFM substantially
in the form of Appendix     A      to  this
Proxy Statement.

Required Vote

       Approval  of  the  Proposed  Agreement
requires the affirmative  vote  of a "majority
of the outstanding voting securities"  of  the
Fund. The term "majority of         the
outstanding voting securities" of the Fund, as
used in this Proxy  Statement  and  defined in
the 1940 Act, means     the affirmative  vote of
the lesser of:  (1)
67%
of the  voting securities of the Fund present at
the
Meeting if  more  than
50%  of the outstanding Shares are present in
person or by proxy  at  the  Meeting;  or  (2)
more  than 50% of the
outstanding securities of the Fund.

  THE  DIRECTORS  OF  THE FUND,  INCLUDING  ALL
OF THE INDEPENDENT  DIRECTORS, RECOMMEND THAT
SHAREHOLDERS OF  THE FUND VOTE "FOR" THE
APPROVAL OF THE PROPOSED AGREEMENT.
PROPOSAL  2:    CONSIDERATION OF AN AMENDMENT
              TO THE FUND'S INVESTMENT
           OBJECTIVES

    The second proposal to be considered at the
Meeting is an amendment to     the Fund's
investment objective.

Summary of Proposal 2

   Smith Barney and SBMFM have recommended to the
Board that the Fund's investment objective be broadened to permit investment in a wide range of natural resource companies which would include all investments permitted under the Fund's current objective. Under the Board's proposal, the Fund would seek long term capital appreciation by investing primarily in
"Natural Resource Investments" which are defined as: (1) equity and debt securities of Companies principally engaged in (a) owning or processing natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products,
(b) owning or producing  sources of
energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass, (c) participating in the exploration and development, transportation, distribution and/or processing of natural resources, (d) owning or controlling oil, gas, or other mineral leases, rights or royalties, (e) providing related services or supplies, such as drilling, well servicing, chemicals, parts and equipment, (f) developing or participating in energy efficient technologies or (g) upgrading or processing of raw commodities into intermediate products; and (2) gold bullion and gold coins.
A company will be considered to be "principally engaged" in a business or an activity if it derives at least 50% of its total revenue from that business or activity.

    In  addition,  if the change in the Fund's
investment objective is approved, the Board
would cause the name of the Fund  to  be changed
to the "Smith Barney Natural  Resources Fund
Inc."
The  Fund's  Existing  Investment  Objective
and Principal Investment Policies
   At the present time, the Fund's investment
objective is to  seek long-term capital
appreciation by investing, under normal  market
conditions, at least 65% of its total assets in
"Metals-Related Investments." Metals-Related
Investments are defined  as  (a)  equity
(including  common
stocks, preferred stocks, convertible securities
and warrants) and
debt (including bonds, notes and debentures of
companies and governments) securities of (i)
companies principally engaged in  one or more
business relating to the exploration, mining,
processing or distribution of gold, silver,
platinum, diamonds or other precious metals and
minerals and (ii) companies principally engaged
in financing, managing, controlling  or
operating companies that are so engaged and (b)
gold bullion and gold coins. A company    is
considered "principally engaged" in a  business
or an activity if it derives at least 50% of its
total revenue from that business or activity.
The Fund's investments in gold bullion and gold
coins are limited to
10% of its total assets. The Fund may, for
hedging purposes, utilize  up to 5% of its
assets as initial margin on futures contracts
for the
purchase and sale of gold and as  premium for
options on such futures contracts. The Fund may
invest in  fixedincome securities that are rated
as low  as  B  by Moody's
Investors  Services, Inc. or  Standard  &
Poor's Corporation or, if unrated, are deemed by
the adviser to be of  comparable quality. The
Fund is currently authorized  to engage  in
repurchase agreement transactions, lend
portfolio securities and enter into short sales
against the box. Proposed Changes to Investment
Objectives and
      Policies The  Board  has  proposed that
      the Fund's
investment objective  be  broadened to include
natural resources  and basic  industry
securities. Under the modified  investment
objective  the  Fund would be permitted to  seek
long  term capital appreciation  by investing
primarily  in  "Natural Resource Investments" as
defined above.
    Under normal market conditions, the Fund
will invest at least 65% of its assets in
Natural
Resource Investments.  In addition,  the  Fund
may invest up to 35% of its  assets  in
companies  not in  the natural resources  area,
investment grade corporate debt securities, U.S.
government securities and, for cash management
purposes, money market instruments. For
temporary  defensive purposes, the Fund may
invest in excess of 35% of its assets in money
market instruments. The Fund may  utilize up to
10% of its assets to purchase put options,
traded on a regulated exchange, on securities
owned by  the Fund and an additional 10% of its
assets to purchase call options on securities it
may own in the future. Such options are
technically considered derivative securities.
      In  seeking  its  investment objective,
the Fund would be able to use a number of
investment strategies. The Fund would be
permitted to use any one or more of a number of
strategies involving options to  seek  to
increase its total return or to hedge  against
movements  in the equity markets. The Fund would
also  have the authority,  as it does now, to
engage  in repurchase agreements, lend portfolio
securities, make  short sales against   the box,
purchase put  and  call options on securities,
purchase stock index options,
purchase futures contracts  and  related
options and  engage in
currency exchange transactions.
Principal  Differences  between  Investment
Objectives and Policies.
  The  changes proposed by the Board to be made
to
the Fund's   investment  objectives,  policies
and name
are
generally designed to reflect adjustments in the
elements of the  Fund's investment program. At
the present, the Fund has an  investment
objective of long-term capital appreciation by
investing primarily in Metals-Related
Investments. Under the Board's proposal, the
Fund's objective would be to
seek long-term appreciation by investing
primarily in Natural Resource Investments as
defined above which is a broader category of
investments.
 The  Board anticipates that the implementation
of
the proposed   changes  in  the  Fund's
investment objective, policies and name would, in turn, result in the Fund's being classified by Lipper Analytical Services, Inc., or similar independent entities that monitor the mutual fund industry in the United
States, as a "natural resources" fund rather than as a "gold oriented" fund. The Board believes that a natural resources classification would appropriately reflect the Fund's proposed operations.
Evaluation by the Board and Reasons for Proposal
      2 Smith Barney and SBMFM have recommended the change
in the Fund's investment objective and policies described above after a review of the Fund's current holdings of securities, its performance record since the commencement of its investment operations, and current and anticipated market conditions.

     At  present, the Fund is restricted to
investments in precious metals and mineral securities, gold and gold bullion. These types of investments are generally perceived as an effective means to counteract inflation's negative impact on one's investment portfolio.
Yet, the very factors that allow these investments to perform well in weak markets, preclude them from performing well in strong markets. Management believes that under the proposed investment objective, the Fund would be able to invest in securities that would have positive performance during stock market rallies. At the same time, however, the Fund would continue to invest a portion of its portfolio in precious metals and minerals securities to take advantage of down markets.
SBMFM believes that by broadening the sector in which it can invest, the Fund should be able to diversify its risks to a greater extent and offer better overall performance in both weak and strong stock markets.

     While Management believes a well-
diversified portfolio should   contain   some
percentage  of precious   metals securities, the
Fund's experience
shows that the  percentage committed exclusively
to these types of securities is  small both  in
relative terms, vis-avis other securities  in
an individual's portfolio,  and in  real  terms.
This is
demonstrated  by the fact that as of August  31,
1995, the average  account  size in the Fund was
approximately $5,524 whereas  the  average
account size of the other 82 open-end Smith
Barney Mutual Funds was $13,472 . In
part  as a result of this,  the Fund's asset
level has grown at  a very slow rate, less than
$3 million dollars over  the 24-month period
ended
September 18, 1995. SBMFM   believes  that the
Fund would attract  additional investments by
the proposed broadening of the investment
objective, which in turn, should enable the Fund
to realize certain economies of scale.
Required Vote
     Amendment of the Fund's investment
objective requires a majority  vote of the
outstanding voting securities  of the Fund as
defined above. If the proposal to change the
Fund's investment objective is not approved by
shareholders,  the existing investment
objective and policies of the Fund would
continue unchanged.  If Proposal  2  is
approved   by shareholders,  the proposed change
in the Fund's investment objective,   policies
and name would  become   effective
concurrently   with  the  effectiveness  of
the Proposed Agreement described in Proposal
1. THE  DIRECTORS  OF  THE FUND,  INCLUDING
ALL OF THE INDEPENDENT  DIRECTORS, RECOMMEND
THAT THE SHAREHOLDERS  OF THE  FUND  VOTE
"FOR" THE APPROVAL OF THE PROPOSED AMENDMENT
TO THE FUND'S INVESTMENT OBJECTIVE.
            SUBMISSION OF SHAREHOLDER
     PROPOSALS The  Fund  is not generally
     required to hold
annual or special  shareholders'  meetings.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.
Shareholder proposals for inclusion in the Fund's proxy statement for any subsequent meeting must be received by the Fund within a reasonable period of time prior to any such meeting.

                   ANNUAL REPORT

   The Fund will furnish, without charge, a copy of its most recent Annual Report dated October
31, 1994 and its most recent Semi-Annual Report dated April 30,
1995,  upon request  to the Fund at 388 Greenwich
Street, New York,  New York, 10013, (800) 224-
7523, or by contacting a Smith Barney Financial
Consultant.

     OTHER MATTERS TO COME BEFORE THE MEETING

   The Board does not intend to present any other
business at  the Meeting nor is it aware that any
shareholder intends to  do  so.   If,  however,
any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

November 6, 1995

IT   IS   IMPORTANT  THAT  PROXIES  BE  RETURNED
PROMPTLY.
SHAREHOLDERS  WHO DO NOT EXPECT TO ATTEND  THE
MEETING ARE THEREFORE URGED TO COMPLETE, SIGN,
DATE AND RETURN THE PROXY AS SOON AS POSSIBLE IN
THE ENCLOSED POSTAGE PAID ENVELOPE.

APPENDIX A
           FORM OF MANAGEMENT AGREEMENT





___________, 1995
Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013


Dear Sirs:
    Smith Barney Natural Resources Fund Inc. (the
"Company"), a  corporation  organized under the
laws  of the  State  of Maryland,  confirms its
agreement with Smith  Barney  Mutual Funds
Management Inc. (the "Manager"), as follows:
     1.   Investment Description; Appointment
    The Company desires to employ its capital by
investing and reinvesting in investments of the
kind and in accordance with  the  investment
objective(s), policies and limitations specified
in its Articles of Incorporation, as amended  from
time to  time  (the "Articles of Incorporation"),
in the prospectus (the "Prospectus")  and  the
statement   of additional information  (the
"Statement")  filed  with the
Securities and Exchange Commission as part of the
Company's Registration Statement on Form N-1A, as
amended from time to time,  and in the manner and
to the extent as may from  time to time be
approved by the Board of Directors of the Company
(the "Board"). Copies of the Prospectus, the
Statement  and the Articles of Incorporation have
been or will be submitted to the Manager.  The
Company agrees to provide copies of all amendments
to the Prospectus, the Statement and the Articles
of  Incorporation to the Manager on an on-going
basis.      The
Company desires to employ and hereby appoints the Manager to act as the Company's investment
Manager. The Manager accepts the appointment and agrees to furnish the services for the compensation set forth below.

     2.   Services as Investment Manager
      Subject to the supervision, direction and
approval of the  Board of the Company, the Manager
shall: (a) maintain compliance  procedures for the
Company  that it reasonably believes  are adequate
to ensure the Company's compliance with (i) the
Investment Company Act of  1940,  as amended  (the
"1940 Act") and the rules and the regulations
promulgated thereunder and (ii)  the Company's
investment objective(s), policies and restrictions
as stated in the Prospectus and
Statement; (b) make investment  decisions  for the
Company;  (c) place purchase and sale orders for
portfolio transactions for  the Company; (d)
employ professional portfolio managers  and
securities analysts who provide research services
to  the Company;  and (e)  administer  the
Company's corporate affairs  and, in connection
therewith, furnish  the Company with office
facilities and with clerical, bookkeeping  and
recordkeeping services at  such office
facilities. In
providing  those  services,  the  Manager  will
conduct a continual program  of  investment,
evaluation   and, if
appropriate, sale and reinvestment of the Company's assets.

     3.   Brokerage
     In selecting brokers or dealers to execute transactions on behalf of the Company, the Manager will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Manager will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.
In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Manager is authorized to consider the brokerage and research services (as those terms are defined in Section
28(e) of the Securities Exchange Act of 1934), provided to the Company and/or other accounts over which the Manager or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Manager from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting the transaction, if the Manager determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company and/or other accounts over which the Manager or its affiliates exercise investment discretion.

      4.   Information Provided to the Company
      The  Manager  shall  keep the  Company
informed of developments  materially affecting the
Company's
holdings, and shall, on its own initiative,
furnish the Company from time  to time with
whatever information the Manager believes is
appropriate for this purpose.
     5.   Standard of Care
 The Manager shall exercise its best judgment and
act in good faith in rendering the services listed
in paragraphs  2 and  3 above.  The Manager shall
not be liable for any error of  judgment  or
mistake of law or for any loss suffered  by the
Company  in
connection with the matters to  which  this
Agreement relates, provided that nothing in this
Agreement shall be deemed to protect or purport to
protect the Manager against any liability to the
Company or its shareholders  to which the  Manager
would otherwise be subject by reason  of willful
misfeasance, bad faith or gross negligence  on its
part in the performance of its duties or by reason
of  the Manager's  reckless disregard of its
obligations and duties under this Agreement.
     6.   Compensation
     In consideration of the services rendered
pursuant to this  Agreement,  the Company will pay
the Manager on the first  business  day of each
month a fee  for the previous month  at  the
annual rate of 0.75% of the Company's average
daily net assets. The fee for the period from the
Effective Date (defined below) of the Agreement
to the  end of the month during which the
Effective Date occurs shall  be prorated according
to the proportion  that such period   bears to
the  full  monthly  period.   Upon
any
termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Company's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

     7.   Expenses

   The Manager will bear all expenses (excluding
brokerage costs,  custodian fees, auditors fees or
other expenses to be borne by the Company) in
connection with  the  performance of its services
under this Agreement. The Fund will  bear certain
other expenses
to be incurred in its operation, including, but
not limited  to,  investment advisory and  any
administration fees ; fees for necessary
professional and brokerage services; fees for any
pricing service; the costs of regulatory
compliance; and pro rata costs associated with
maintaining  the Company's legal existence and
shareholder relations. All other expenses not
specifically assumed  by the Manager hereunder
shall be borne by the Company.
     8.   Reduction of Fee
      If  in  any fiscal year the aggregate
expenses of the Company  (including fees pursuant
to this Agreement and the Company's
administration agreement, if any, but excluding
interest, taxes, brokerage and extraordinary
expenses) exceed the expense limitation of any
state having jurisdiction over the Company, the
Manager will reduce its fee to the Company by the
proportion of such excess expense equal  to  the
proportion  that its
fee
thereunder  bears  to  the aggregate of  fees
paid by the Company for investment management,
advice
and administration in  that year, to the extent
required by state law.   A  fee reduction
pursuant to this paragraph 8, if any, will be estimated, reconciled and paid on a monthly basis. The Company confirms that, as of the date of this Agreement, no such expense limitation is applicable to the Company.

      9.   Services to Other Companies or
  Accounts The Company understands that the
  Manager now acts,
will continue  to  act  and may act in the future
as investment manager  to  fiduciary and other
managed accounts,  and
as investment  manager  or  adviser  to  other
investment companies, and the Company has no
objection to the Manager's so  acting,  provided
that whenever the Company and  one
or more  other  investment  companies or
accounts managed
or
advised  by the Manager have available funds for
investment, investments  suitable  and
appropriate for each  will
be
allocated  in  accordance  with a  formula
believed to be
equitable   to  each  company  and  account.
The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Company. In addition, the Company understands that the persons employed by the Manager to assist in the performance of the Manager's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10.  Term of Agreement
    This Agreement shall become effective
__________, 1995 (the "Effective Date") and shall
continue for an initial twoyear  term  and shall
continue thereafter so long  as  such continuance
is specifically approved at least  annually
by
(i)  the Board of the Company or (ii) a vote of a
"majority" (as  that term is defined in the
Investment Company  Act
of
1940,   as  amended  (the  "1940  Act"))  of  the
Company's
outstanding voting securities, provided that in
either event the  continuance is also approved by
a majority of the Board who  are  not "interested
persons" (as defined in the  1940 Act)  of any
party
to this Agreement, by vote cast in person at  a
meeting  called for the purpose  of  voting  on
such approval.  This Agreement is terminable,
without penalty, on 60  days' written notice, by
the Board of the Company or by
vote  of  holders of a majority of the Company's
shares, or
upon   90  days'  written  notice,  by  the
Manager. This
Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

 If   the   foregoing  is  in  accordance  with
your
understanding,  kindly  indicate  your
acceptance of this Agreement by signing and
returning the enclosed copy of this
Agreement.
                          Very truly yours,
                            SMITH
BARNEY NATURAL RESOURCES FUND INC.
By:___________________________________
                      Name:
                     Title:
Accepted:

SMITH BARNEY MUTUAL FUNDS MANAGEMENT
INC.


By:______________________________
     Name:
     Title:


VOTE THIS VOTING INSTRUCTION CARD TODAY
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
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SMITH BARNEY PRECIOUS METALS AND MINERALS FUND
INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Smith Barney
Precious Metals and Minerals Fund Inc. (the
"Fund"), a Maryland corporation, hereby appoints
Heath B. McLendon, Christina T. Sydor and Caren
Cunningham, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388
Greenwich Street, 22nd Floor, New York, New York on December 18, 1995 at 9:30 a.m. and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy
Statement dated November 6, 1995 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute
(or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. PLEASE SIGN, DATE AND
RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name
appears on this Proxy.
If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator, trustee, guardian or
corporate officer, please give your full title.
Date:


     Signature(s)
     ________________________________________
     (Title(s), if applicable)

 VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ................................................
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Please indicate your vote by an "X" in the
appropriate box below.  This proxy, if properly
executed, will be voted in the manner directed
by the undersigned shareholder.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF
PROPOSALS 1 AND 2.
     1.   TO APPROVE OR DISAPPROVE A NEW
MANAGEMENT
AGREEMENT      BETWEEN THE FUND AND SMITH BARNEY
MUTUAL FUNDS     MANAGEMENT INC.         IN
PLACE OF THE FUND'S
EXISTING  INVESTMENT     ADVISORY, SUB-
INVESTMENT ADVISORY AND
           ADMINISTRATION AGREEMENTS.
2.   TO APPROVE OR DISAPPROVE A PROPOSAL TO
AMEND
THE
INVESTMENT               OBJECTIVE OF THE FUND
TO PERMIT INVESTMENTS IN NATURAL
RESOURCE SECURITIES AND TO CHANGE THE NAME OF
THE FUND TO REFLECT THE AMENDED INVESTMENT
OBJECTIVE.